Exhibit 10.1

                             SUBSCRIPTION AGREEMENT


SRKP 3, Inc.
1900 Avenue of the Stars, Suite 310
Los Angeles, CA  90067

Attn:  Tony Pintsopoulos, Chief Financial Officer

         Re:  Prospectus, dated __________, 2005

Dear Mr. Pintsopoulos:

The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated ____________, 2005, of SRKP 3, Inc., a Delaware corporation ("SRKP"), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to availability and acceptance by SRKP.

The Investor hereby subscribes for ____________ shares of SRKP's common stock ("Common Stock") at $0.17 per share, for an aggregate purchase price of $____________. Enclosed is the Investor's check made payable to "City National Bank/SRKP 3, Inc.'s Escrow Account" and has been forwarded to the escrow account in the pre-addressed postage paid envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account via wire transfer as provided in this Agreement.

The Investor hereby acknowledges that City National Bank is acting solely as escrow holder in connection with the offering of Common Stock and makes no recommendation with respect thereto. City National Bank has made no investigation regarding the offering or any person or entity involved in the offering.

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
Wiring Instructions:                                Accepted and Agreed:
ABA #
     --------------------------------------         --------------------------------------
City National Bank                                  Signature of Investor
A/C
f/f/c Trust account #
                      ---------------------         --------------------------------------
Account Name:  SRKP 3, Inc.                         Print Full Name
Attn:
     --------------------------------------         --------------------------------------
                                                    Street Address

                                                    --------------------------------------
                                                    City, State, Zip

                                                    --------------------------------------
                                                    Area Code and Telephone Number

                                                    --------------------------------------
                                                    Social Security Number


                                                    Accepted and Agreed:

                                                    SRKP 3, Inc.

                                                    By:
                                                       -----------------------------------
                                                       Tony Pintsopoulos


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